RETIREMENT LATITUDES® (04/22)

APPLICATION FOR AN INDIVIDUAL VARIABLE AND FIXED ANNUITY

(ICC18 VA775)

JACKSON®
National Life Insurance Company
Home Office: Lansing, Michigan
www.jackson.com

First Class Mail: P.O. Box 30314
Lansing, MI 48909-7814

Overnight Mail: 1 Corporate Way
Lansing, MI 48951

Customer Care: 800-873-5654
Fax: 800-943-6761
Email: customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable)

Jackson® pre-assigned Contract Number (if applicable)

Primary Owner

- **PLEASE PRINT CLEARLY**

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Social Security Number or Tax ID Number

Phone Number (include area code)

U.S. Citizen ☐ Yes ☐ No

Country of Residence

Sex ☐ Male ☐ Female

Date of Birth (mm/dd/yyyy)

Email Address

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable)

Physical Address Line 1 (no P.O. Boxes)

Physical Address Line 2

Physical Address City | State | ZIP

Mailing Address Line 1

Mailing Address Line 2

Mailing Address City | State | ZIP

Joint Owner

Social Security Number | Date of Birth (mm/dd/yyyy) | Email Address (print clearly)

Country of Residence

U.S. Citizen ☐ Yes ☐ No | Sex ☐ Male ☐ Female

- In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

First Name | Middle Name | Last Name

Relationship to Owner | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

Primary Annuitant

- Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner.

Social Security Number | Date of Birth (mm/dd/yyyy) | Phone Number (include area code)

Country of Residence

U.S. Citizen ☐ Yes ☐ No | Sex ☐ Male ☐ Female

First Name | Middle Name | Last Name

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

Joint/Contingent Annuitant

- Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner.

Social Security Number | ☐ Joint Annuitant Not Applicable ☐ Contingent Annuitant | Date of Birth (mm/dd/yyyy)

Country of Residence

U.S. Citizen ☐ Yes ☐ No | Sex ☐ Male ☐ Female

First Name | Middle Name | Last Name

- Contingent Annuitant **must** be Annuitant's spouse. Applicable only on a Qualified plan custodial account when electing a Joint GMWB.

Relationship to Primary Annuitant | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

Beneficiary(ies)

! It is required for Good Order that the Percentage of Death Benefit be **whole numbers** and **must** total 100% for each beneficiary type.
If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

- Please use the Beneficiary Designation Supplement form (X3041) for additional beneficiaries.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

Tax Qualification

- The Variable Annuity Automatic Withdrawal Request form (V4370) will be required if a Stretch qualification is elected.

☐ Non-Tax Qualified ☐ IRA - Traditional ☐ Roth IRA ☐ SEP

☐ 403(b) TSA ☐ Roth Conversion Other: ________

☐ Stretch IRA ☐ Stretch Roth IRA ☐ Non-Qualified Stretch

For Stretch Deferrals, please indicate the deferral type and the deceased's information:

☐ 5-Year Qualified Deferral ☐ 10-Year Qualified Deferral ☐ 10-Year Non-Qualified Deferral

Relationship to Current Owner/Applicant	Date of Birth (mm/dd/yyyy)	Date of Death (mm/dd/yyyy)

Premium Payment

! External Transfers: The Request for Transfer or Exchange of Assets form (X3783) must be submitted if Jackson is to request the release of funds.

Select payment method. Must select at least one:

☐ **Jackson to request funds** ☐ **Financial Professional or Owner to request funds**

☐ **Payment included** ☐ **In-house funding - Select one:**
☐ **Internal Transfer** ☐ **Death Claim Proceeds**

Anticipated total amount from:

Check(s) $ ________ External Transfer(s) $ ________

Internal Transfer(s)/Death Claim Proceeds $ ________ ACH/Wire(s) $ ________

For Traditional - IRA or Roth IRA Tax Qualifications, please indicate tax contribution year(s) and amount(s). If the year(s) is (are) not indicated, Jackson will default to the current tax year.

Year: ______ $ ________ Year: ______ $ ________

- For more than two account transfers, please provide account information on the Letter of Instruction form (X4250) and submit with application.

Please provide the following information if applicable:

Company Releasing Funds	Account Number	Maturity Date	Transfer Type	Anticipated Transfer Amount
			☐ Full ☐ Partial	$
			☐ Full ☐ Partial	$

Non-Qualified Plans: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plans: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

Statement Regarding Existing Policies or Annuity Contracts

! It is required for Good Order that this entire section be completed.

I (We) certify that with regard to Jackson or any other company:
(Must select one)

☐ I (We) **do not have** existing life insurance policies or annuity contracts.

☐ I (We) **do have** existing life insurance policies or annuity contracts.

Notice to Financial Professional: If the Applicant does have existing life insurance policies or annuity contracts, you must present and read to the Applicant the Replacement of Life Insurance or Annuities form (X0512 - state variations apply) and return the notice, signed by both the Financial Professional and Applicant, with the Application.

Are you replacing or changing an existing life insurance policy or annuity contract? ☐ **Yes** ☐ **No**

Telephone/Electronic Transaction Authorization

- **If no election is made, Jackson will default to "No."**

By checking "Yes," I (we) authorize Jackson to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson's administrative procedures.

Do you consent to Telephone/Electronic Transaction Authorization? ☐ **Yes** ☐ **No**

Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic transaction authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us).

To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form (V3982).

Annuitization/Income Date

Specify Income Date (mm/dd/yyyy)

____

If an Annuitization/Income Date is not specified, Jackson will default to the Latest Income Date as shown in the Contract.

Systematic Investment (periodic premium reallocation programs)

- Only the Investment Division(s) and the 1-Year Fixed Account Option (subject to availability) as selected in the Premium Allocation section will participate in Automatic Rebalancing.

Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 12.

Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing.

Frequency: ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

Start Date (mm/dd/yyyy): ____________ **OR** ☐ Immediately after issue.

Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date.

Special Dollar Cost Averaging (DCA+). To elect Special Dollar Cost Averaging (DCA+), please see Premium Allocation options on page 8.

Other Systematic Investment Options may be available. Please see Systematic Investment form (V5875).

Premium Allocation

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 99.

- Certain broker-dealers may limit the Investment Divisions and/or Fixed Account Options available under the Contract. Please see Applicant Acknowledgments on page 12.

%	Investment Division	Code
	JNL® Aggressive Growth Allocation	(072)
	JNL Conservative Allocation	(380)
	JNL Growth Allocation	(071)
	JNL iShares Tactical Growth	(391)
	JNL iShares Tactical Moderate	(389)
	JNL iShares Tactical Moderate Growth	(390)
	JNL Moderate Allocation	(381)
	JNL Moderate Growth Allocation	(070)
	JNL Multi-Manager Alternative	(655)
	JNL Multi-Manager Emerging Markets Equity	(077)
	JNL Multi-Manager International Small Cap	(686)
	JNL Multi-Manager Mid Cap	(663)
	JNL Multi-Manager Small Cap Growth	(116)
	JNL Multi-Manager Small Cap Value	(208)
	JNL/AB Sustainable Global Thematic	(725)
	JNL/American Funds® Balanced	(150)
	JNL/American Funds Bond Fund of America	(711)
	JNL/American Funds Capital Income Builder	(685)
	JNL/American Funds Capital World Bond	(340)
	JNL/American Funds Global Growth	(638)
	JNL/American Funds Global Small Capitalization	(341)
	JNL/American Funds Growth	(395)
	JNL/American Funds Growth Allocation	(358)
	JNL/American Funds Growth-Income	(342)
	JNL/American Funds International	(343)
	JNL/American Funds Moderate Growth Allocation	(357)
	JNL/American Funds New World	(344)
	JNL/American Funds Washington Mutual Investors	(339)
	JNL/AQR Large Cap Defensive Style	(699)
	JNL/Baillie Gifford International Growth	(375)
	JNL/BlackRock Global Allocation	(345)
	JNL/BlackRock Global Natural Resources	(066)
	JNL/BlackRock Large Cap Select Growth	(102)
	JNL/Causeway International Value Select	(126)
	JNL/ClearBridge Large Cap Growth	(364)

PREMIUM ALLOCATIONS CONTINUED ON PAGES 7 AND 8.

Premium Allocation (continued from page 6)

Total number of allocation selections may not exceed 99.

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

	JNL/DFA International Core Equity	(701)
	JNL/DFA U.S. Core Equity	(115)
	JNL/DFA U.S. Small Cap	(612)
	JNL/DoubleLine® Core Fixed Income	(127)
	JNL/DoubleLine® Emerging Markets Fixed Income	(661)
	JNL/DoubleLine® Shiller Enhanced CAPE®	(659)
	JNL/DoubleLine® Total Return	(636)
	JNL/Fidelity Institutional Asset Management® Total Bond	(110)
	JNL/First Sentier Global Infrastructure	(347)
	JNL/Franklin Templeton Income	(075)
	JNL/Goldman Sachs 4	(292)
	JNL/Goldman Sachs Managed Aggressive Growth	(119)
	JNL/Goldman Sachs Managed Conservative	(227)
	JNL/Goldman Sachs Managed Growth	(118)
	JNL/Goldman Sachs Managed Moderate	(226)
	JNL/Goldman Sachs Managed Moderate Growth	(117)
	JNL/Harris Oakmark Global Equity	(656)
	JNL/Invesco Diversified Dividend	(365)
	JNL/Invesco Global Growth	(173)
	JNL/Invesco Small Cap Growth	(195)
	JNL/JPMorgan Global Allocation	(644)
	JNL/JPMorgan Hedged Equity	(688)
	JNL/JPMorgan MidCap Growth	(101)
	JNL/JPMorgan U.S. Government & Quality Bond	(109)
	JNL/JPMorgan U.S. Value	(064)
	JNL/Loomis Sayles Global Growth	(689)
	JNL/Lord Abbett Short Duration Income	(709)
	JNL/Mellon Bond Index	(133)
	JNL/Mellon Dow℠ Index	(145)
	JNL/Mellon Emerging Markets Index	(349)
	JNL/Mellon International Index	(129)
	JNL/Mellon Nasdaq® 100 Index	(222)
	JNL/Mellon S&P 400 MidCap Index	(124)

PREMIUM ALLOCATIONS CONTINUED ON PAGE 8.

Premium Allocation (continued from pages 6 and 7)

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

Total number of allocation selections may not exceed 99.

- Fixed Account Options and DCA+ are not available if electing the LifeGuard Freedom Flex® DB Guaranteed Minimum Withdrawal Benefit, the LifeGuard Freedom Accelerator® DB Guaranteed Minimum Withdrawal Benefit or the 5% Roll-Up Guaranteed Minimum Death Benefit on pages 9 and 10.

	JNL/Mellon S&P 500 Index	(123)
	JNL/Mellon Small Cap Index	(128)
	JNL/Mellon U.S. Stock Market Index	(668)
	JNL/Mellon World Index	(183)
	JNL/MFS Mid Cap Value	(207)
	JNL/Morningstar U.S. Sustainability Index	(667)
	JNL/Newton Equity Income	(606)
	JNL/PIMCO Income	(372)
	JNL/PIMCO Real Return	(078)
	JNL/PPM America Floating Rate Income	(346)
	JNL/PPM America High Yield Bond	(136)
	JNL/PPM America Total Return	(662)
	JNL/RAFI® Multi-Factor U.S. Equity	(703)
	JNL/T. Rowe Price Balanced	(647)
	JNL/T. Rowe Price Capital Appreciation	(637)
	JNL/T. Rowe Price Established Growth	(111)
	JNL/T. Rowe Price Mid-Cap Growth	(112)
	JNL/T. Rowe Price Short-Term Bond	(076)
	JNL/T. Rowe Price U.S. High Yield	(660)
	JNL/T. Rowe Price Value	(149)
	JNL/Vanguard Growth ETF Allocation	(674)
	JNL/Vanguard Moderate ETF Allocation	(672)
	JNL/Vanguard Moderate Growth ETF Allocation	(673)
	JNL/Western Asset Global Multi-Sector Bond	(348)
	JNL/William Blair International Leaders	(113)
	JNL/WMC Balanced	(104)
	JNL/WMC Equity Income	(374)
	JNL/WMC Global Real Estate	(206)
	JNL/WMC Government Money Market	(107)
	JNL/WMC Value	(179)

%	Fixed Account Options	
	1-Year	(041)
	3-Year	(043)
	5-Year	(045)
	7-Year	(047)

NOTE: The Contract permits Jackson, without advance notice (state variations may apply), to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account Option; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.

%	Systematic Investment Options	
	Special Dollar Cost Averaging (DCA+) ($15,000 contract minimum)	
	6-month	(030)
	12-month	(032)

NOTE: If selected, use Systematic Investment Form (V5875) to allocate your Designated Option(s). The 6- or 12-month DCA+ account will earn interest at the rate of the 1-Year Fixed Account Option unless a promotional rate applies.

Lifetime Check™ by JACKSON®

Add-On Guaranteed Minimum Withdrawal Benefits

- **Add-On GMWBs: Additional charges will apply. Please see the prospectus for details.**
- Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Applicant Acknowledgments on page 12.
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

May select only **one** For Life GMWB or GMWB. **May not be available in all states and once selected cannot be changed.**

LifeGuard Freedom Flex® For Life GMWB with Step-Up (Ages 35-80)

Must select **one of each** option: Lifetime Coverage, Bonus, Income Stream®, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

Bonus Option: ☐ I ☐ II ☐ III

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max® ☐ Income Stream Value®

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Flex DB [1,6,8] For Life GMWB with Bonus, Step-Up, and Death Benefit (Ages 35-75)

Must select **one of each** option: Income Stream and Step-Up for Good Order.

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Net® For Life GMWB with Bonus, Step-Up, and Earnings-Sensitive Withdrawal Amount (Ages 35-80)

Must select **one of each** option: Lifetime Coverage, Income Stream, and Step-Up for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

Income Stream Option (GAWA%)[2]: ☐ Income Stream Max ☐ Income Stream Value

Step-Up Option: ☐ Annual ☐ Annual to Highest Quarterly Contract Value

LifeGuard Freedom Accelerator For Life GMWB with Deferral Credits and Annual Step-Up (Ages 45-80)

Must select **one** Lifetime Coverage Option for Good Order.

Lifetime Coverage Option: ☐ Single Life[1] ☐ Joint Life [1,3,4,5]

☐ **LifeGuard Freedom Accelerator DB** [1,6,8] For Life GMWB with Deferral Credits, Annual Step-Up, and Death Benefit (Ages 45-75)

☐ **MarketGuard Stretch®** [7] GMWB (Ages 0-80)

Original Owner's Date of Death (mm/dd/yyyy)

[1] May not be selected on Stretch IRAs, Stretch Roth IRAs or Non-Qualified Stretches.
[2] Availability of the Income Stream Options (Guaranteed Annual Withdrawal Amount percentage (GAWA%) table options) are subject to change. Please consult your Financial Professional for availability. Varying charges apply.
[3] For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on page 2 (including the "Relationship to Owner" box) is properly completed.
[4] For Qualified plans, excluding custodial accounts, 100% primary spousal Beneficiary designation is required. Please ensure the Primary Beneficiary section on page 3 (including the "Relationship to Owner" box) is properly completed.
[5] For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
[6] May not be selected in combination with an Add-On Death Benefit on page 10.
[7] May only be selected on Non-Qualified Stretches. May not be selected in combination with an Add-On Death Benefit on page 10.
[8] Premium payments may not be allocated to the Fixed Account Options or DCA+ on page 8.

Add-On Benefits are continued on page 10.

Add-On Death Benefits **May not be available in all states and once selected cannot be changed.**

- If no Add-On Death Benefit is selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.
- **Add-On Death Benefits: Additional charges will apply. Please see the prospectus for details.**
- Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Applicant Acknowledgments on page 12.
- Election Age limitations apply based on the age of the Owner(s) or Covered Lives.

May select only **one** Death Benefit.

☐ **Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit** [1] (Ages 0-79)

5% Roll-Up Guaranteed Minimum Death Benefit [1,2] (4% if the Owner is age 70 or older on the date of issue) (Ages 0-79)

☐ With Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit

☐ Without Highest Quarterly Anniversary Value Guaranteed Minimum Death Benefit

[1] May not be selected on Stretch IRAs, Stretch Roth IRAs, Non-Qualified Stretches or in combination with LifeGuard Freedom Flex DB, LifeGuard Freedom Accelerator DB or MarketGuard Stretch on page 9.
[2] Premium payments may not be allocated to the Fixed Account Options or DCA+ on page 8.

Electronic Delivery Authorization

- **If no election is made, Jackson will default to "No."**
- **Registration at jackson.com is required for electronic delivery of documents.**
- Please provide one email address and print clearly.
- If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated.

Do you consent to electronic delivery of documents? ☐ **Yes** ☐ **No**

GO GREEN. IT'S ONLY NATURAL.

Check the box(es) next to the type of documents you wish to receive electronically. If electronic delivery is authorized but no document type is selected, the selection will default to "All Documents."

☐ **ALL DOCUMENTS**

☐ Contract and prospectus ☐ Statements and transaction confirmations

☐ Disclosure documents ☐ Other Contract-related correspondence

My email address is: ____________________

I (We) will notify the Company of any new email address.

Jackson offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. **Please read this carefully and in its entirety.**

If you consent, Jackson will provide documents related to your Contract by e-delivery. Jackson will provide documents via e-delivery as long as it is consistent with applicable state and federal law, delivery preferences are updated, and the Contract is still active. For security purposes, if your jackson.com account is not accessed within 18 months, we may remove your registration and change your delivery method to physical mail. Any document we send by e-delivery that complies with applicable law, will have the same force and effect as if that document were sent in a paper form.

This consent covers all electronic documents and communications as related to any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents for compliance reasons. When additional document types are available, they will be sent via e-delivery automatically if consent was previously provided.

Please note election for electronic tax documents must be completed once you log onto your account on jackson.com.

The Company will notify you of the availability of your document(s) by email or attach your document(s) within the email. Jackson will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. Please login to your Contract on jackson.com and access your Client Filing Cabinet to view your document(s) or click the link that will be provided in the email notification in order to view the material.

To successfully receive electronic transmissions, your electronic device must have Internet access, an active email account, Adobe Acrobat Reader, and pop-up blockers turned off. Please note some Internet browsers may not function well with jackson.com. If a browser error occurs, use a different Internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free from *www.adobe.com*.

Paper copies of documents may be requested by calling the Customer Care Center, whether or not you consent or revoke your consent for e-delivery, at any time for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Customer Care Center.

If you choose to enroll in e-delivery, you consent to the terms outlined above for electronic transmissions.

*Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission.

Notice to Applicant

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

Important Information related to Systematic Investments:
Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options.

Applicant Acknowledgments

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
4. **I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.**
5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
6. I (We) hereby represent to the best of my (our) knowledge and belief that I (we) have made an informed decision to purchase this product and, if applicable, have reviewed the differences between this product and my (our) original product. The product fits my (our) investment needs and objectives, liquidity needs, time horizon, risk tolerance and my (our) general financial situation.
7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be re-determined each Redetermination Date. The re-determined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.)
9. **I (We) understand and acknowledge that amounts payable under the Contract may be subject to a Withdrawal Charge and/or a Market Value Adjustment(s), if applicable, which may cause the values to decrease if withdrawn or transferred prior to a specified date or dates as stated in the Contract.**
10. I (We) understand that Jackson offers other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) Financial Professional.
11. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson to accept any electronic signature(s) that I (we) may make to this application.
12. I (We) understand that certain broker-dealers may limit the Investment Divisions, Fixed Account Options, and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) Financial Professional and have been provided with a list of Investment Divisions, Fixed Account Options and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or Fixed Account Option or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions, Fixed Account Options, and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers.

U.S. Tax Certifications

Under penalties of perjury, I certify that:

1. **My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number,**
2. **I am not subject to backup withholding,**
3. **I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and**
4. **I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting.**

☐ **Check this box if the IRS has notified you that you are subject to backup withholding.**

For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

Applicant Signatures

! It is required for Good Order that all applicable parties to the Contract sign here.

! **Required replacement form(s) must be signed on or before the application signature date.**

Owner's Signature	Date Signed (mm/dd/yyyy)	State Where Signed

Owner's Title (required if owned by an Entity)

Joint Owner's Signature	Date Signed (mm/dd/yyyy)

Annuitant's Signature (if other than Owner)	Date Signed (mm/dd/yyyy)	State Where Signed

Joint Annuitant's Signature (if other than Joint Owner)	Date Signed (mm/dd/yyyy)

Not FDIC/NCUA Insured • Not bank/CU guaranteed • May lose value
Not a deposit • Not insured by any federal agency

Financial Professional Acknowledgments and Signature

Complete this certification regarding sales material section only if:

- The applicant has other existing policies or annuity contracts

AND

- Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract.

I certify that:

☐ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

☐ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have reviewed all of the applicant's information, and I believe that my recommendation to purchase this annuity is in line with the applicant's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said applicant. I also attest that I have provided the applicant with all pertinent information about the product, including disclosure of the risks involved, allowing the applicant to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson product training, I believe this transaction is suitable and in the best interest of the applicant given the applicant's financial situation and needs.
3. The Financial Professional's certification regarding sales material has been answered correctly.
4. I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensured that this replacement (if applicable) is consistent with that position.
5. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.
6. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced or changed is true and accurate to the best of my knowledge and belief.
7. I have discussed all applicable limitations to Investment Divisions, Fixed Account Options, and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions, Fixed Account Options, and Add-On Benefits currently available for election.

- Program Options Note: If no option is indicated, the designated default will be used.

All Financial Professional certifications, licenses and trainings must be completed prior to application execution.

Financial Professional # 1 Signature	**Date Signed** (mm/dd/yyyy)	**Jackson Assigned ID**

First Name	Middle Name	Last Name

Financial Institution

Email Address (print clearly)	Business Phone Number (include area code)	Extension

Program Options: ☐ A ☐ B ☐ C

Percentage: ______ %

- If Percentage is left blank, all Financial Professionals will receive equal shares.

If more than one Financial Professional is participating in a Program Option on this case, please provide the additional Financial Professional names, Jackson Assigned IDs and percentages for each (Financial Professional # 1-4 totaling 100%).

Financial Professional # 2 Name	Jackson Assigned ID	Percentage
		%

Financial Professional # 3 Name	Jackson Assigned ID	Percentage
		%

Financial Professional # 4 Name	Jackson Assigned ID	Percentage
		%